Exhibit 10.2

NOTE AMENDMENT AGREEMENT

THIS NOTE AMENDMENT AGREEMENT, entered into as of May 6, 2020, (this “Note Amendment”), is among Jay Pharma Inc., a federally chartered Canadian corporation (“Borrower) and Alpha Capital Anstalt (the “Noteholder”) to amend that certain Secured Promissory Note dated January 10, 2020 in the principal amount of $1,500,000 (the “Note”).

IN CONSIDERATION of the mutual covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Borrower and Noteholder agree as follows:

1. The definition of “Maturity Date” set forth in Article I of the Note is hereby deleted and replaced with the following:

“Maturity Date” means the earliest of (a) September 30, 2020, and (b) the date on which all amounts under this Note shall become due and payable under ARTICLE XI.

2. Section 10.07 is deleted and replaced with the following:

“Section 10.07 Abandonment or Delay of Amalgamation. The Amalgamation shall be abandoned by any party thereto or the Amalgamation Closing shall not have occurred by September 30, 2020.”

3. Except as specifically modified herein the Note remains in full force and effect and is incorporated herein. This Note Amendment is deemed a part of the Note and governed by all the terms therein.

4. This Note Amendment, any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Note Amendment by facsimile or in electronic (such as “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Note Amendment.

In witness of whereof the parties have caused this Note Amendment to be duly executed as of the date written above.

BORROWER	NOTEHOLDER

Jay Pharma Inc.	Alpha Capital Anstalt

/s/ Henoch Cohn	/s/ Nicola Feuerstein
By: Henoch Cohn	By: Nicola Feuerstein
Its: Chief Executive Officer	Its: Secretary